UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)March 6, 2012

Fixed Income Trust For Goldman Sachs Subordinated Notes, Series 2011-1
(Exact Name of Issuing Entity as Specified in its Charter)

Fixed Income Client Solutions LLC
(Exact Name of Sponsor and Depositor as Specified in its Charter)

333-171670-01
Delaware	333-171670	27-4404514
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Fixed Income Client Solutions LLC 214 N. Tryon Street, Suite 2636 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)

Telephone number, including area code	(877) 421-7858

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01Other Events.

Effective on March 6, 2012, the Trust Agreement Supplement, Series 2011-1, dated as of October 14, 2011 was amended pursuant to the First Amendment to the Trust Agreement Supplement, Series 2011-1, dated as of March 1, 2012, by and between Fixed Income Client Solutions LLC, as Depositor and The Bank of New York Mellon, as Trustee and Securities Intermediary.

Section 9 - Financial Statements and Exhibits

Item 9.01(d)Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit 4.1	First Amendment, dated as of March 1, 2012, to the Trust Agreement Supplement, Series 2011-1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fixed Income Client Solutions LLC

By:	/s/ James Kelligrew
Name: James Kelligrew
Title: President

March 9, 2012

Exhibit Index

Exhibit No.	Description

Exhibit 4.1	First Amendment, dated as of March 1, 2012, to the Trust Agreement Supplement, Series 2011-1.